Supplement to the
Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio
Class A, Class M, Class C and Class I
April 29, 2017
STATEMENT OF ADDITIONAL INFORMATION

James McElligott has replaced Robert Lee as portfolio manager of Consumer Staples Portfolio.

Richard Malnight has replaced Tobias Welo as portfolio manager of Materials Portfolio.

Effective January 1, 2018, the following information replaces similar information for Gold Portfolio and Telecommunications Portfolio found in the "Investment Policies and Limitations" section.

Concentration

For Gold Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the gold industries.

For Telecommunications Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the telecommunications industries.

Effective January 1, 2018, the following fundamental policies have been removed from the "Investment Policies and Limitations" section.

Consumer Staples Portfolio invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples.

Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

Materials Portfolio invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.

Telecommunications Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

The following information supplements information found in the “Management Contract” section.

The following table provides information relating to other accounts managed by Mr. McElligott as of November 30, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,988	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$671	none	none

* Includes Consumer Staples Portfolio ($2,453 (in millions) assets managed).

As of November 30, 2017, the dollar range of shares of Consumer Staples Portfolio beneficially owned by Mr. McElligott was none.

The following table provides information relating to other accounts managed by Mr. Malnight as of November 30, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$5,960	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$231	none	none

* Includes Materials Portfolio ($1,888 (in millions) assets managed).

As of November 30, 2017, the dollar range of shares of Materials Portfolio beneficially owned by Mr. Malnight was none.

FASFB-18-01 1.848947.116	January 19, 2018